Exhibit 10.1

EXECUTION COPY

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of August 13, 2013, among Live Nation Entertainment, Inc., a Delaware corporation (the “Issuer”), the guarantors listed on the signature pages hereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S SE T H

WHEREAS, the Issuer initially issued $225,000,000 aggregate principal amount of 7.000% Senior Notes due 2020 (the “Existing Notes”) under an indenture, dated as of August 20, 2012 (as amended and supplemented through the date of this Second Supplemental Indenture, the “Indenture”), among the Issuer, the Guarantors party thereto and the Trustee;

WHEREAS, Section 2.02 of the Indenture provides that the Issuer may issue additional Notes (the “Additional Notes”) under the Indenture subject to certain conditions set forth in the Indenture;

WHEREAS, the Issuer wishes to issue an additional $200,000,000 aggregate principal amount of its 7.000% Senior Notes due 2020 as Additional Notes under the Indenture (the “New Notes” and together with the Existing Notes, the “Notes”);

WHEREAS, pursuant to Sections 9.01(e) and 9.06 of the Indenture, the Issuer, the Guarantors and the Trustee are authorized to execute and deliver this Second Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AMOUNT OF NEW NOTES. The aggregate principal amount of New Notes to be authenticated and delivered under the Indenture on August 13, 2013 is $200,000,000.

3. TERMS OF NEW NOTES. The New Notes to be issued as Additional Notes under the Indenture and pursuant to this Second Supplemental Indenture shall:

(a) be issued as part of the existing class of Existing Notes previously issued under the Indenture, and the New Notes and the Existing Notes shall be a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase;

(b) be issued on August 13, 2013, at a purchase price of 104.5% of the principal amount, plus accrued interest from March 1, 2013, and shall otherwise have the same terms and conditions in all respects as the Existing Notes issued on August 20, 2012, except for the issue date;

(c) be issuable in whole in the form of Global Notes to be held by the Depositary and in the form, including appropriate transfer restriction legends, provided in Exhibit A to the Indenture; and

(d) (x) in the case of the Restricted Global Note, initially bear the CUSIP number of 538034AF6 and ISIN number of US538034AF69, and (y) in the case of the Regulation S Global Note, initially bear the CUSIP number of U53897AC5 and ISIN number of USU53897AC53.

4. AMENDMENT TO SECTION 10.05; RELEASES FROM GUARANTEES. Section 10.05(3)(ii) of the Indenture is hereby amended to replace the reference to “Section 4.07(b)(2)” with “Section 4.09(b)(2)”.

5. REAFFIRMATION AND RATIFICATION OF INDENTURE, GUARANTEES AND NOTES; SECOND SUPPLEMENTAL INDENTURE PART OF INDENTURE. Except as expressly set forth herein, this Second Supplemental Indenture shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Holders under the Indenture or Notes and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Indenture or Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Second Supplemental Indenture shall apply to and be effective only with respect to the provisions of the Indenture or Notes specifically referred to herein. Each and every term, condition, obligation, covenant and agreement contained in the Indenture, including the Guarantees contained therein, and Notes is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

6. NO PERSONAL LIABILITY OF DIRECTORS, OWNERS, EMPLOYEES, INCORPORATORS AND STOCKHOLDERS. No director, owner, officer, employee, incorporator or stockholder of the Issuer, the Guarantors or any of their Affiliates, as such, shall have any liability for any obligations of the Issuer, the Guarantors or any of their Affiliates under the Notes, the Guarantees, the Indenture or this Second Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the New Notes.

7. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE, THE NOTES (INCLUDING THE NEW NOTES) AND THE GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

8. COUNTERPART ORIGINALS. This Second Supplemental Indenture may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Supplemental Indenture by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Second Supplemental Indenture.

9. HEADINGS. The headings of Sections hereof have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

10. THE TRUSTEE. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Second Supplemental Indenture.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

Very truly yours,

LIVE NATION ENTERTAINMENT, INC., as Issuer

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE

CONNECTICUT PERFORMING ARTS PARTNERS

By:	NOC, INC., a general partner

By:	/s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

By:	CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a general partner

By:	/s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE

BILL GRAHAM ENTERPRISES, INC.

CELLAR DOOR VENUES, INC.

COBB’S COMEDY INC.

CONNECTICUT AMPHITHEATER DEVELOPMENT

CORPORATION

CONNECTICUT PERFORMING ARTS, INC.

EVENING STAR PRODUCTIONS, INC.

EVENT MERCHANDISING INC.

FILLMORE THEATRICAL SERVICES

FLMG HOLDINGS CORP.

HARD EVENTS LLC

IAC PARTNER MARKETING, INC.

LIVE NATION LGTOURS (USA), LLC

LIVE NATION MARKETING, INC.

LIVE NATION MTOURS (USA), INC.

LIVE NATION TOURING (USA), INC.

LIVE NATION USHTOURS (USA), LLC

LIVE NATION UTOURS (USA), INC.

LIVE NATION WORLDWIDE, INC.

MICROFLEX 2001 LLC

NEW YORK THEATER, LLC

NOC, INC.

SHORELINE AMPHITHEATRE, LTD.

THE V.I.P. TOUR COMPANY

TICKETMASTER ADVANCE TICKETS, L.L.C.

TICKETMASTER CHINA VENTURES, L.L.C.

TICKETMASTER EDCS LLC

TICKETMASTER L.L.C.

TICKETMASTER MULTIMEDIA HOLDINGS LLC

TICKETMASTER NEW VENTURES HOLDINGS, INC.

TICKETMASTER-INDIANA, L.L.C.

TICKETWEB, LLC

TM VISTA INC.

TNA TOUR II (USA) INC.

By:	/s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE

HOB BOARDWALK, INC.

HOB CHICAGO, INC.

HOB ENTERTAINMENT, LLC

HOB PUNCH LINE S.F. CORP.

HOUSE OF BLUES ANAHEIM RESTAURANT CORP.

HOUSE OF BLUES CLEVELAND, LLC

HOUSE OF BLUES CONCERTS, INC.

HOUSE OF BLUES DALLAS RESTAURANT CORP.

HOUSE OF BLUES HOUSTON RESTAURANT CORP.

HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.

HOUSE OF BLUES LOS ANGELES RESTAURANT

CORP.

HOUSE OF BLUES MYRTLE BEACH RESTAURANT

CORP.

HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.

HOUSE OF BLUES ORLANDO RESTAURANT CORP.

HOUSE OF BLUES RESTAURANT HOLDING CORP.

HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.

LIVE NATION CHICAGO, INC.

LIVE NATION CONCERTS, INC.

LIVE NATION MID-ATLANTIC, INC.

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: President

CAREER ARTIST MANAGEMENT LLC

FRONT LINE MANAGEMENT GROUP, INC.

ILA MANAGEMENT, INC.

LIVE NATION MERCHANDISE, INC.

LIVE NATION TICKETING, LLC

LIVE NATION VENTURES, INC.

MORRIS ARTISTS MANAGEMENT LLC

SPALDING ENTERTAINMENT, LLC

VECTOR MANAGEMENT LLC

VECTOR WEST, LLC

VIP NATION, INC.

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE

LIVE NATION – HAYMON VENTURES, LLC LIVE NATION BOGART, LLC LIVE NATION STUDIOS, LLC LN ACQUISITION HOLDCO LLC MICHIGAN LICENSES, LLC MUSICTODAY, LLC WILTERN RENAISSANCE LLC

By:	LIVE NATION WORLDWIDE, INC., its sole member

By:	/s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

EVENTINVENTORY.COM, INC. NETTICKETS.COM, INC. OPENSEATS, INC. PREMIUM INVENTORY, INC. SHOW ME TICKETS, LLC TICKETSNOW.COM, INC. TNOW ENTERTAINMENT GROUP, INC.

By:	/s/ Kathy Willard
Name: Kathy Willard
Title:Executive Vice President and Assistant Secretary

HOB MARINA CITY, INC. HOUSE OF BLUES SAN DIEGO, LLC

By:	/s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President and Chief Accounting Officer

SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Teresa Petta
Name: Teresa Petta
Title: Vice President

SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE